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                                                                   EXHIBIT 99(e)

                        GUIDELINES FOR CERTIFICATION OF
             TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Section References are to the Internal Revenue Code

PURPOSE OF FORM.-- Purpose of Form -- A person who is required to file an information return with the Internal Revenue Service ("IRS") must obtain your correct Taxpayer Identification Number ("TIN") to report income paid to you, real estate transactions, mortgage interest you paid, the acquisition or abandonment of secured property, or contributions you made to an Individual Retirement Account ("IRA"). Use Form W-9 to furnish your correct TIN to the requester (the person asking you to furnish your TIN) and, when applicable, (1) to certify that the TIN you are furnishing is correct (or that you are waiting for a number to be issued), (2) to certify that you are not subject to backup withholding, and (3) to claim exemption from backup withholding if you are an exempt payee. Furnishing your correct TIN and making the appropriate certifications will prevent certain payments from being subject to backup withholding.

NOTE: If a requester gives you a form other than a W-9 to request your TIN, you must use the requester's form.

HOW TO OBTAIN A TIN -- If you do not have a TIN, apply for one immediately. To apply, get FORM SS-5, Application for a Social Security Card (for individuals), from your local office of the Social Security Administration, or FORM SS-4, Application for Employer Identification Number (for businesses and all other entities), from your local IRS office.

  To complete Form W-9 if you do not have a TIN, write "Applied for" in the space for the TIN in Part 1 (or check the box in Part 2 of Substitute Form W-9), sign and date the form, and give it to the requester. Generally, you must obtain a TIN and furnish it to the requester by the time of payment. If the requester does not receive your TIN by the time of payment, backup withholding, if applicable, will begin and continue until you furnish your TIN to the requester.

NOTE: Writing "Applied for" (or checking the box in Part 2 of the Substitute Form W-9) on the form means that you have already applied for a TIN or that you intend to apply for one in the near future.

  As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and give it to the requester.

WHAT IS BACKUP WITHHOLDING? -- Persons making certain payments to you after 1992 are required to withhold and pay to the IRS 31% of such payments under certain conditions. This is called "backup withholding." Payments that could be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee compensation, and certain payments from fishing boat operators, but do not include real estate transactions.

  If you give the requester your correct TIN, make the appropriate certifications, and report all your taxable interest and dividends on your tax return, your payments will not be subject to backup withholding. Payments you receive will be subject to backup withholding if:

  1. You do not furnish your TIN to the requester, or

  2. The IRS notifies the requester that you furnished and incorrect TIN, or

  3. You are notified by the IRS that you are subject to backup withholding because you failed to report all your interest and dividends on your tax return (for reportable interest and dividends only), or

  4. You do not certify to the requester that you are not subject to backup withholding under 3 above (for reportable interest and dividend accounts opened after 1983 only), or

  5. You do not certify your TIN. This applies only to reportable interest, dividend, broker, or barter exchange accounts opened after 1983, or broker accounts considered inactive in 1983.

  Except as explained in 5 above, other reportable payments are subject to backup withholding only if 1 or 2 above applies. Certain payees and payments are exempt from backup withholding and information reporting.

  See Payees and Payments Exempt From Backup Withholding, below, and Example Payees and Payments under Specific Instructions, below, if you are an exempt payee.

PAYEES AND PAYMENTS EXEMPT FROM BACKUP WITHHOLDING -- The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item
(9). For broker transactions, payees listed in (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under Sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except a corporation that provides medical health care services or bills and collect payments for such services is not exempt from backup withholding or information reporting. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions, patronage dividends, and payments by certain fishing boat operators.

  (1) A corporation. (2) An organization exempt from tax under Section 501(a), or an IRA, or a custodial account under Section 403(b)(7). (3) The United States or any of its agencies or instrumentalities. (4) A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities. (5) A foreign government or any of its political subdivisions, agencies, or instrumentalities. (6) An international organization or any of its agencies or instrumentalities. (7) A foreign central bank of issue. (8) A dealer in securities or commodities required to register in the United States or a possession of the United States. (9) A futures commission merchant registered with the Commodity Futures Trading Commission. (10) A real estate investment trust. (11) An entity registered at all times during the tax year under the Investment Company Act of 1940. (12) A common trust fund operated by a bank under Section 584(a). (13) A financial institution. (14) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List. (15) A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends generally not subject to backup withholding include the following:

- Payments to nonresident aliens subject to withholding under Section 1441.

- Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident partner.

- Payments of patronage dividends not paid in money.

- Payments made by certain foreign organizations.

  Payments of interest generally not subject to backup withholding include the following:

- Payments of interest on obligations issued by individuals.

NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct TIN to the payer.

- Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

- Payments described in Section 6049(b)(5) to nonresident aliens.

- Payments on tax-free covenant bonds under Section 1451.

- Payments made by certain foreign organizations.

- Mortgage interest paid by you.

  Payments that are not subject to information reporting are also not subject to backup withholding. For details, see Sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A, and 6050N, and their regulations.

PENALTIES

FAILURE TO FURNISH TIN.-- If you fail to furnish your correct TIN to a requester, you will be subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING -- If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.
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CRIMINAL PENALTY FOR FALSIFYING INFORMATION -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

MISUSE OF TINS --If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

SPECIFIC INSTRUCTIONS

NAME.-- If you are an individual, you must generally provide the name shown on your Social Security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, please enter your first name, the last name shown on your Social Security card, and your new last name.

  If you are a sole proprietor, you must furnish your individual name and either your Social Security Number ("SSN") or Employer Identification Number ("EIN"). You may also enter your business name or "doing business as" name on the business name line. Enter your name(s) as shown on your Social Security card and/or as it was used to apply for your EIN on Form SS-4.

SIGNING THE CERTIFICATION.--

  1. INTEREST, DIVIDEND, BROKER AND BARTER EXCHANGE AMOUNTS OPENED BEFORE 1984 AND BROKER ACCOUNTS CONSIDERED ACTIVE DURING 1983. You are required to furnish your correct TIN, but you are not required to sign the certification.

  2. INTEREST, DIVIDEND, BROKER AND BARTER EXCHANGE ACCOUNTS OPENED AFTER 1983 AND BROKER ACCOUNTS CONSIDERED INACTIVE DURING 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

  3. REAL ESTATE TRANSACTIONS. You must sign the certification. You may cross out item 2 of the certification.

  4. OTHER PAYMENTS. You are required to furnish your correct TIN, but you are not required to sign the certification unless you have been notified of an incorrect TIN. Other payments include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services, payments to a nonemployee for services (including attorney and accounting fees), and payments to certain fishing boat crew members.

5. MORTGAGE INTEREST PAID BY YOU, ACQUISITION OR ABANDONMENT OF SECURED PROPERTY, OR IRA CONTRIBUTIONS. You are required to furnish your correct TIN, but you are not required to sign the certification.

  6. EXEMPT PAYEES AND PAYMENTS. If you are exempt from backup withholding, you should complete this form to avoid possible erroneous backup withholding. Enter your correct TIN in Part 1, write "EXEMPT" in the block in Part 2, and sign and date the form. If you are a nonresident alien or foreign entity not subject to backup withholding, give the requester a complete Form W-8, Certificate of Foreign Status.

  7. TIN "APPLIED FOR." Follow the instructions under How To Obtain a TIN on page 1, and sign and date this form.

SIGNATURE. -- For a joint account, only the person whose TIN is shown in Part 1 should sign.

PRIVACY ACT NOTICE -- Section 6109 requires you to furnish your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividends, and certain other payments to a payee who does not furnish a TIN to a payer. Certain penalties may also apply.

WHAT NAME AND NUMBER TO GIVE THE REQUESTER

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FOR THIS TYPE OF ACCOUNT:           GIVE NAME AND SSN OF:
--------------------------------------------------------------------
 1. Individual                      The individual
 2. Two or more individuals         The actual owner of the account
    (joint account)                 or, if combined funds, the first
                                    individual on the account.(1)
 3. Custodian account of a minor    The minor(2)
    (Uniform Gift to Minors Act)
 4. a. The usual revocable          The grantor-trustee(1)
       savings trust (grantor is
       also trustee)
    b. So-called trust account      The actual owner(1)
       that is not a legal or
       valid trust under state
       law
 5. Sole proprietorship             The owner(3)
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FOR THIS TYPE OF ACCOUNT:           GIVE NAME AND EIN OF:
--------------------------------------------------------------------
 6. Sole proprietorship             The owner(3)
 7. A valid trust, estate, or       Legal entity(4)
    pension trust
 8. Corporate                       The corporation
 9. Association, club,              The organization
    religious, charitable,
    educational, or other
    tax-exempt organization
10. Partnership                     The partnership
11. A broker or registered          The broker or nominee
    nominee
12. Account with the Department     The public entity
    of Agriculture in the name
    of a public entity (such as
    a state or local government,
    school district, or prison)
    that receives agricultural
    program payments
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

(1) List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's SSN.

(3) Show your individual name. You may also enter your business name. You may use your SSN or EIN.

(4) List first and circle the name of the legal trust, estate, or pension trust.
   (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.
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                                 PAYER'S NAME:
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

                                  PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT   ----------------------------
  SUBSTITUTE                      AND CERTIFY BY SIGNING AND DATING BELOW.                   SOCIAL SECURITY NUMBER
   FORM W-9
                                                                                                       OR
                                                                                                              TIN
                                                                                             -----------------------
                                                                                         EMPLOYEE IDENTIFICATION NUMBER
                                ----------------------------------------------------------------------------------------

                                  NAME (PLEASE PRINT)                                               PART 2 --
                                  -----------------------------------                           AWAITING TIN [ ]
                                  ADDRESS
                                  -----------------------------------------------
                                  CITY------------------ STATE-------------- ZIP CODE
                                  --------
                                ----------------------------------------------------------------------------------------
                                  PART 3 -- CERTIFICATION -- UNDER PENALTIES OF PERJURY, I
  DEPARTMENT OF THE TREASURY      CERTIFY THAT:
  INTERNAL REVENUE SERVICE
                                  (1) THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER
                                  IDENTIFICATION NUMBER (OR A TIN HAS NOT BEEN ISSUED TO ME
                                      BUT I HAVE MAILED OR DELIVERED AN APPLICATION TO
                                      RECEIVE A TIN OR INTEND TO DO SO IN THE NEAR FUTURE),
                                AND
                                  (2) I AM NOT SUBJECT TO BACKUP WITHHOLDING EITHER BECAUSE
                                  I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE
                                      (THE "IRS") THAT I AM SUBJECT TO BACKUP WITHHOLDING AS
                                      A RESULT OF A FAILURE TO REPORT ALL INTEREST OR
                                      DIVIDENDS OR THE IRS HAS NOTIFIED ME THAT I AM NO
                                      LONGER SUBJECT TO BACKUP WITHHOLDING.
                                ------------------------------------------------------------

                                     SIGNATURE -----------------------------------      DATE
  PAYOR'S REQUEST FOR                ------------------------------
  TAXPAYER IDENTIFICATION
  NUMBER ("TIN") AND                 YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU
  CERTIFICATION                      ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING INTEREST OR
                                     DIVIDENDS ON YOUR TAX RETURN.
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

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                     IN PART 2 OF THE SUBSTITUTE FORM W-9.

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                                CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
     I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND
     EITHER (1) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE
     APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE OR (2) I INTEND TO MAIL
     OR DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION
     NUMBER BY THE TIME OF PAYMENT, 31% OF ALL PAYMENTS MADE TO ME WILL BE WITHHELD UNTIL I PROVIDE A NUMBER.
     Signature                                                            Date -------------------------------
     ------------------------------------------------------------
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